UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 13, 2007
TRICO MARINE SERVICES INC
(Exact name of registrant as specified in its charter)
DE	000-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Southwest Freeway - Suite 2950 - Suite 2950, TX 77027
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (713) 780-9926

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The senior management of Trico Marine Services, Inc. (the "Company") has prepared information updating the Company's strategic plan which it intends to present to members of the investing community from time to time after the date of this filing.
The presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01 in its entirety.
In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibits
EX-99.1	Presentation on Strategy Update of Trico Marine Services, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES INC
Date: March 13, 2007	By:	/s/ Rishi Varma
Rishi Varma General Counsel & Secretary